Exhibit 10.2
EXECUTION VERSION
NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 22, 2024, among NRG Energy, Inc., a Delaware corporation (the “Borrower”), each Subsidiary Guarantor party hereto, the Consenting Revolving Lender (as defined below) and Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”), which shall constitute the Ninth Amendment (this “Ninth Amendment”) to the Second Amended and Restated Credit Agreement, dated as of June 30, 2016 (as amended by the First Amendment Agreement, dated as of January 24, 2017, the Second Amendment Agreement, dated as of March 21, 2018, the Third Amendment Agreement, dated as of May 7, 2018, the Joinder Agreement, dated as of November 8, 2018, the Fourth Amendment, dated as of May 28, 2019, the Fifth Amendment Agreement, dated as of August 20, 2020, the Sixth Amendment, dated as of February 14, 2023, the Seventh Amendment, dated as of March 13, 2023, the Eighth Amendment, dated as of April 16, 2024, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Amendment Effective Date (as defined below), the “Credit Agreement”, and the Credit Agreement, as amended by this Ninth Amendment, the “Amended Credit Agreement”), among, inter alios, the Borrower, the lenders and issuing banks from time to time party thereto, the Administrative Agent and the Collateral Agent.
RECITALS
A.Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement or Amended Credit Agreement, as applicable.
B.The Borrower, the Administrative Agent, the Collateral Agent and Truist Bank (the “Consenting Revolving Lender”), among others, are party to the Credit Agreement.
C.The Borrower has requested that the Credit Agreement be amended to (i) provide additional Tranche C Revolving Commitments thereunder in an aggregate amount of $194,920,000 and (ii) make certain other changes thereto, in each case, as more fully set forth herein.
D.The Consenting Revolving Lender is willing to provide Tranche C Revolving Commitments to the Borrower on the Amendment Effective Date, on the terms, and subject to the conditions, set forth herein and in the Amended Credit Agreement.
E.Upon executing and delivering a signature page to this Ninth Amendment, the Consenting Revolving Lender, as a Revolving Lender will, by the fact of such execution and delivery, be deemed, upon the Amendment Effective Date, to have irrevocably (i) agreed to the terms of this Ninth Amendment and the Amended Credit Agreement and (ii) committed to provide Tranche C Revolving Commitments (and make Revolving Loans and participate in Letters of Credit with respect thereto) to the Borrower on and after the Amendment Effective Date, in each case, on the terms and subject to the conditions to availability of such Tranche C Revolving Commitments set forth herein and in the Amended Credit Agreement.

AMERICAS 126751691

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F.Upon executing and delivering a signature page to this Ninth Amendment, each of the Administrative Agent and the Collateral Agent will, by the fact of such execution and delivery, be deemed, upon the Amendment Effective Date, to have irrevocably agreed to the terms of this Ninth Amendment and the Amended Credit Agreement.
    NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
Article I
AMENDMENTS TO CREDIT AGREEMENT
Subject to the satisfaction of the conditions set forth in Section 4.1 hereof, effective as of the Amendment Effective Date, the Administrative Agent, the Collateral Agent and the Consenting Revolving Lender agree that:
Section 1.1Amendments to Credit Agreement. The Credit Agreement shall hereby be amended as follows:
(a)The definition of “Tranche A Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following text “As of the Ninth Amendment Effective Date, the Tranche A Revolving Commitments of the Tranche A Revolving Lenders aggregate $100,000,000.” in lieu thereof.
(b)The definition of “Tranche C Revolving Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following text “As of the Ninth Amendment Effective Date, the Tranche C Revolving Credit Commitments of the Tranche C Revolving Lenders aggregate $4,204,920,000.” in lieu thereof.
(c)Section 1.01 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:
“Ninth Amendment” shall mean the Ninth Amendment to Second Amended and Restated Credit Agreement, dated as of the Ninth Amendment Effective Date, among the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent and Truist Bank, as a Lender.
“Ninth Amendment Effective Date” shall mean April 22, 2024.
Section 1.2 Amendment to Schedule 1.01(e). Existing Schedule 1.01(e) to the Credit Agreement shall hereby be amended and restated in its entirety in the form attached hereto as Exhibit A.

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Article II
TRANCHE C REVOLVING COMMITMENTS; LETTER OF CREDIT; ADMINISTRATIVE AGENT AUTHORIZATION
Section 1.1Tranche C Revolving Commitments.
(a)Subject to the terms and conditions set forth herein (including Section 2.1(b) hereof) and in the Amended Credit Agreement, on (and after) the effectiveness of this Ninth Amendment on the Amendment Effective Date, the Consenting Revolving Lender hereby irrevocably (i) agrees to the terms of this Ninth Amendment and the Amended Credit Agreement, (ii) commits to provide the Converted Tranche C Revolving Commitments (as defined below) in an aggregate amount equal to its existing Tranche A Revolving Commitments immediately prior to giving effect to this Ninth Amendment on the Amendment Effective Date and (iii) agrees to make Revolving Loans and participate in Letters of Credit with respect to its Tranche C Revolving Commitments (after giving effect to this Ninth Amendment on the Amendment Effective Date). Upon the effectiveness of this Ninth Amendment on the Amendment Effective Date, the Tranche C Revolving Commitments of the Consenting Revolving Lender shall be in the amount set forth across from its name on Exhibit A hereto. For the avoidance of doubt, after giving effect to this Ninth Amendment, the Consenting Revolving Lender’s Tranche A Revolving Commitments shall be reduced to zero as set forth on Exhibit A hereto. The Consenting Revolving Lender’s Converted Tranche C Revolving Commitments result in the Consenting Revolving Lender having Tranche C Revolving Commitments of $194,920,000 as set forth on Exhibit A hereto.
(b)Immediately and automatically (and without further action by any Person) upon the effectiveness of this Ninth Amendment on the Amendment Effective Date, the Tranche A Revolving Commitments and the outstanding Tranche A Revolving Loans of the Consenting Revolving Lender shall be converted to Tranche C Revolving Commitments and outstanding Tranche C Revolving Loans, respectively (such converted Revolving Commitments, collectively, the “Converted Tranche C Revolving Commitments”).
(c)The commitments and undertakings of the Consenting Revolving Lender with respect to the Tranche C Revolving Commitments are several and the Consenting Revolving Lender shall not be responsible for any other Lender’s failure to provide Tranche C Revolving Commitments.
(d)The parties hereto acknowledge and agree that, as of the Amendment Effective Date, (i) the Consenting Revolving Lender shall be a “Lender”, a “Revolving Lender” and a “Tranche C Revolving Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender, Revolving Lender and a Tranche C Revolving Lender, as applicable, thereunder and (ii) the Tranche C Revolving Commitments established hereby shall constitute, and become a part of the same existing Class of, Tranche C Revolving Commitments and Revolving Commitments under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents.
(e)The Consenting Revolving Lender represents and warrants that it is sophisticated with respect to decisions to provide assets of the type represented by the Tranche C Revolving Commitments

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established hereby and either it, or the Person exercising discretion in making its decision to provide its Tranche C Revolving Commitments, if any, is experienced in providing assets of such type.
(f)The Consenting Revolving Lender represents and warrants that it has received a copy of the Credit Agreement and the other Loan Documents and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Ninth Amendment and to provide its Tranche C Revolving Commitments.
Section 1.2Letters of Credit. Notwithstanding anything in the Credit Agreement to the contrary, any Letter of Credit outstanding under the Credit Agreement on the Amendment Effective Date shall be deemed to be outstanding under the Amended Credit Agreement as of the Amendment Effective Date.
Section 1.3Administrative Agent Authorization. The Borrower and the Consenting Revolving Lender authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of the Consenting Revolving Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of the Consenting Revolving Lender and (ii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error. For the avoidance of doubt, the provisions of Article VIII and Section 9.05 of each of the Credit Agreement and the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2.3.
Article III
REPRESENTATIONS AND WARRANTIES.
Section 1.1To induce the Administrative Agent, the Collateral Agent and the Consenting Revolving Lender to enter into this Ninth Amendment, the Borrower and each Subsidiary Guarantor represent and warrant to the Consenting Revolving Lender, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:
(a) Each of the Borrower and the Subsidiary Guarantors has all requisite power and authority, and the legal right, to enter into this Ninth Amendment, and to carry out the transactions contemplated by, and perform its obligations under, this Ninth Amendment, the Amended Credit Agreement and the other Loan Documents.
(b) This Ninth Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor. This Ninth Amendment and the Amended Credit Agreement (i) constitute the Borrower’s and, with respect to this Ninth Amendment only, each Subsidiary Guarantor’s legal, valid and binding obligation, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or

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hereafter in effect affecting creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and to the discretion of the court before which any proceeding therefor may be brought, (ii) will not violate (A) any applicable provision of any material law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary Guarantor, (B) any order of any Governmental Authority or arbitrator or (C) after giving effect to the transactions contemplated by this Ninth Amendment, any provision of any indenture or any material agreement or other material instrument to which the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, (iii) after giving effect to the transactions contemplated by this Ninth Amendment, will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture or material agreement or other material instrument and (iv) will not result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Loan Party (other than Liens created under the Security Documents).
(c) No action, consent or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority is or will be required in connection with this Ninth Amendment or the Amended Credit Agreement except for (i) the filing of UCC financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, if any, (ii) recordation of modifications of the Mortgages, if any, (iii) actions specifically described in Section 3.19 of the Credit Agreement or any of the Security Documents, if any, (iv) any immaterial actions, consents, approvals, registrations or filings or (v) such as have been made or obtained and are in full force and effect.
(d) The representations and warranties set forth in the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof.
(e) Immediately after the consummation of the transactions on the Amendment Effective Date and immediately following the making of any Loan (or other extension of credit under the Amended Credit Agreement) and after giving effect to the application of the proceeds of any Loans (or other extension of credit under the Amended Credit Agreement), in each case, on and as of the Amendment Effective Date, (a) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, taking into account the effect of any indemnities, contribution or subrogation rights, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties, taken as a whole, taking into account the effect of any indemnities, contribution or subrogation rights, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) the Loan Parties, taken as a whole, will not have unreasonably small capital

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with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Amendment Effective Date.
Article IV
CONDITIONS TO EFFECTIVENESS OF THIS NINTH AMENDMENT.
Section 1.1This Ninth Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:
(a) the Administrative Agent shall have received duly executed and delivered counterparts of this Ninth Amendment that, when taken together, bear the signatures of the Borrower, all Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Consenting Revolving Lender;
(b) (i) the representations and warranties set forth in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality (or Material Adverse Effect) in the text thereof, and (ii) at the time of and immediately after giving effect to this Ninth Amendment on the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;
(c) the Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, duly executed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Section 4.1(b) above;

(d) the Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been reasonably requested by the Administrative Agent or the Consenting Revolving Lender;

(e) the Administrative Agent shall have received, to the extent invoiced, reimbursement or other payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating thereto; and

(f) the Consenting Revolving Lender shall have received, for its own account, an amendment fee equal to 0.10% of the aggregate dollar amount of its Converted Tranche C Revolving Commitments.

Article V
EFFECT OF AMENDED CREDIT AGREEMENT.

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Section 1.1Except as expressly set forth herein or in the Amended Credit Agreement, neither this Ninth Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Issuing Banks under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Subsidiary Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
Section 1.2On the Amendment Effective Date, the provisions of this Ninth Amendment and the Amended Credit Agreement will become effective and binding upon, and enforceable against, the Borrower and each of the Administrative Agent, the Collateral Agent and the Consenting Revolving Lender. Upon and after the execution of this Ninth Amendment by each of the parties hereto, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, herein,” “hereinafter,” “hereto,” “hereof” and words of like import referring to the Amended Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 1.3This Ninth Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and shall be administered and construed pursuant to the terms of the Amended Credit Agreement.
Article VI
MISCELLANEOUS
Section 1.1Counterparts. This Ninth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Article V. Delivery of an executed signature page to this Ninth Amendment by electronic transmission (including “.pdf”) shall be as effective as delivery of a manually signed counterpart of this Ninth Amendment. The words “execution,” “execute”, “signed,” “signature,” “delivery,” and words of like import in or relating to this Ninth Amendment and any document to be signed in connection with this Ninth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Section 1.2Applicable Law; Notices; Waiver of Jury Trial; Severability; Jurisdiction; Consent to Service of Process; Waivers. THIS NINTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY) BASED UPON, ARISING OUT OF OR RELATING TO THIS NINTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Sections 9.07, 9.11 and 9.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
Section 1.3Headings. Headings used herein are for convenience of reference only, are not part of this Ninth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Ninth Amendment.
Section 1.4Reaffirmation. The parties hereto acknowledge and agree that (i) this Ninth Amendment and any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation or termination of the Guaranteed Obligations of the Borrower and the Subsidiary Guarantors as in effect prior to the Amendment Effective Date and (ii) such Guaranteed Obligations are in all respects continuing (as amended by this Ninth Amendment) with only the terms thereof being modified to the extent provided in this Ninth Amendment. Each of the Borrower and the Subsidiary Guarantors hereby consents to the entering into of this Ninth Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests, Liens and other obligations, as applicable, under and subject to the terms of the Security Documents to which it is a party and each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Ninth Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests, Liens and other obligations, and the terms of each of the other Security Documents to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all Guaranteed Obligations, as amended, reaffirmed and modified pursuant to this Ninth Amendment or any of the transactions contemplated thereby.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed by their respective officers as of the day and year first above written.

BORROWER:

NRG ENERGY, INC.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

GUARANTORS:

ASTORIA GAS TURBINE POWER LLC
CARBON MANAGEMENT SOLUTIONS LLC
DUNKIRK POWER LLC
ENERGY CHOICE SOLUTIONS LLC
HUNTLEY POWER LLC
INDIAN RIVER POWER LLC
NORWALK POWER LLC
NRG BUSINESS SERVICES LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY,
LLC
NRG DISTRIBUTED ENERGY RESOURCES HOLDINGS LLC
NRG ECOKAP HOLDINGS LLC
NRG ENERGY SERVICES GROUP LLC
NRG HQ DG LLC
NRG INTERNATIONAL LLC
NRG RETAIL LLC
NRG RETAIL NORTHEAST LLC
NRG ROCKFORD ACQUISITION LLC
NRG WEST COAST LLC
SOMERSET POWER LLC
VIENNA POWER LLC

NRG ENERGY, INC., Sole Member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

AIRTRON, INC.
AWHR AMERICA’S WATER HEATER RENTALS,
L.L.C.
BOUNCE ENERGY, INC.
CPL RETAIL ENERGY L.P.
DIRECT ENERGY CONNECTED HOME US INC.
DIRECT ENERGY GP, LLC
DIRECT ENERGY HOLDCO GP LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer
[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

DIRECT ENERGY LEASING, LLC
DIRECT ENERGY MARKETING INC.
DIRECT ENERGY OPERATIONS, LLC
DIRECT ENERGY SERVICES, LLC
DIRECT ENERGY US HOLDINGS INC.
DIRECT ENERGY, LP
FIRST CHOICE POWER, LLC
GATEWAY ENERGY SERVICES CORPORATION
HOME WARRANTY HOLDINGS CORP.
MASTERS, INC.
RSG HOLDING CORP.
WTU RETAIL ENERGY L.P.
NRG BUSINESS MARKETING LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

ACE ENERGY, INC.
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CIRRO ENERGY SERVICES, INC.
CIRRO GROUP, INC.
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER II LLC
EL SEGUNDO POWER, LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

ALLIED HOME WARRANTY GP LLC
ALLIED WARRANTY LLC
DIRECT ENERGY BUSINESS, LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
EVERYTHING ENERGY LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer
[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

FORWARD HOME SECURITY, LLC
GCP FUNDING COMPANY, LLC
GREEN MOUNTAIN ENERGY COMPANY
GREGORY PARTNERS, LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY GROUP LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
INDIAN RIVER OPERATIONS INC.
MERIDEN GAS TURBINES LLC
NEO CORPORATION
NEW GENCO GP, LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CONNECTED HOME LLC
NRG CONTROLLABLE LOAD SERVICES LLC
NRG CURTAILMENT SOLUTIONS, INC.
NRG DEVELOPMENT COMPANY INC.
NRG DISPATCH SERVICES LLC
NRG DISTRIBUTED GENERATION PR LLC
NRG DUNKIRK OPERATIONS INC.
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY LABOR SERVICES LLC
NRG GENERATION HOLDINGS INC.
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG HOMER CITY SERVICES LLC
NRG HUNTLEY OPERATIONS INC.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer
[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

NRG IDENTITY PROTECT LLC
NRG MEXTRANS INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG PORTABLE POWER LLC
NRG PROTECTS INC.
NRG RENTER’S PROTECTION LLC
NRG SAGUARO OPERATIONS INC.

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

NRG SECURITY LLC
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG TEXAS GREGORY LLC
NRG TEXAS HOLDING INC.
NRG TEXAS LLC
NRG TEXAS POWER LLC
NRG WARRANTY SERVICES LLC
NRG WESTERN AFFILIATE SERVICES INC.
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY, LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SGE ENERGY SOURCING, LLC
SGE TEXAS HOLDCO, LLC
SOMERSET OPERATIONS INC.
STREAM ENERGY COLUMBIA, LLC
STREAM ENERGY DELAWARE, LLC
STREAM ENERGY ILLINOIS, LLC
STREAM ENERGY MARYLAND, LLC
STREAM ENERGY NEW JERSEY, LLC
STREAM ENERGY NEW YORK, LLC
STREAM ENERGY PENNSYLVANIA, LLC
STREAM GEORGIA GAS SPE, LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

STREAM OHIO GAS & ELECTRIC, LLC
STREAM SPE GP, LLC
TEXAS GENCO GP, LLC
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO LP, LLC
TEXAS GENCO SERVICES, LP
US RETAILERS LLC
VIENNA OPERATIONS INC.
WCP (GENERATION) HOLDINGS LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

WEST COAST POWER LLC
XOOM ALBERTA HOLDINGS, LLC
XOOM ENERGY CALIFORNIA, LLC
XOOM ENERGY GLOBAL HOLDINGS LLC
XOOM ENERGY, LLC
XOOM ONTARIO HOLDINGS, LLC
XOOM SOLAR, LLC

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

STREAM SPE, LTD.
STREAM SPE GP, LLC, General Partner

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer
[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

XOOM BRITISH COLUMBIA HOLDINGS, LLC
XOOM ENERGY CONNECTICUT, LLC
XOOM ENERGY DELAWARE, LLC
XOOM ENERGY GEORGIA, LLC
XOOM ENERGY ILLINOIS, LLC
XOOM ENERGY INDIANA, LLC
XOOM ENERGY KENTUCKY, LLC
XOOM ENERGY MAINE, LLC
XOOM ENERGY MARYLAND, LLC
XOOM ENERGY MASSACHUSETTS, LLC
XOOM ENERGY MICHIGAN, LLC
XOOM ENERGY NEW HAMPSHIRE, LLC
XOOM ENERGY NEW JERSEY, LLC
XOOM ENERGY NEW YORK, LLC
XOOM ENERGY OHIO, LLC
XOOM ENERGY PENNSYLVANIA, LLC
XOOM ENERGY RHODE ISLAND, LLC
XOOM ENERGY TEXAS, LLC
XOOM ENERGY VIRGINIA, LLC
XOOM ENERGY WASHINGTON D.C., LLC

XOOM ENERGY LLC, Sole Member

By:	/s/ Jean-Pierre Breaux
Name:	Jean-Pierre Breaux
Title:	Vice President and Treasurer

NRG OPERATING SERVICES, INC.

By:	/s/ Matthew Pistner
Name:	Matthew Pistner
Title:	President

ENERGY ALTERNATIVES WHOLESALE, LLC

By:	/s/ Christine Zoino
Name:	Christine Zoino
Title:	Vice President and Secretary

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

NRG CONSTRUCTION LLC
NRG ENERGY SERVICES LLC
NRG MAINTENANCE SERVICES LLC
NRG RELIABILITY SOLUTIONS LLC

By:	/s/ Linda Weigand
Name:	Linda Weigand
Title:	Treasurer

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

[Signature Page to Eighth Amendment to Second Amended and Restated Credit Agreement]

AMERICAS 126751691

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent

By: /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director and Vice President

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]
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Truist Bank, as the Consenting Revolving Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]
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